UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2019

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead,	California	91770
(Address of principal executive offices)
(626)	302-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Southern California Edison Company:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Cumulative Preferred Stock, 4.08% Series	SCEpB	NYSE American LLC
Cumulative Preferred Stock, 4.24% Series	SCEpC	NYSE American LLC
Cumulative Preferred Stock, 4.32% Series	SCEpD	NYSE American LLC
Cumulative Preferred Stock, 4.78% Series	SCEpE	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                               ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 22, 2019, the Board of Directors of Southern California Edison Company (“SCE”) elected Steven D. Powell to serve as Executive Vice President, Operations effective September 2, 2019.

Mr. Powell, age 40, has served as SCE’s Senior Vice President of Strategy, Planning and Operational Performance since August 2018. He previously served as Vice President of SCE from February 2016 through August 2018 and as an executive of SCE and its parent company, Edison International (“EIX”), from May 2011 through February 2016.

In connection with Mr. Powell’s election as SCE’s Executive Vice President, the Compensation and Executive Personnel Committee of the SCE Board of Directors (the “SCE Committee”) increased Mr. Powell’s annual rate of base salary to $400,000 effective September 2, 2019 and increased his 2019 target annual incentive amount under the EIX Executive Incentive Compensation Plan to $173,204, with the maximum annual incentive amount being two times the target amount. In addition, the SCE Committee and the Compensation and Executive Personnel Committee of the EIX Board of Directors approved supplementing Mr. Powell’s 2019 long-term incentive awards under the EIX 2007 Performance Incentive Plan by an additional long-term incentive award on September 30, 2019 with a grant date fair value of approximately $113,425, allocated 50% to EIX non-qualified stock options, 25% to EIX restricted stock units and 25% to EIX performance shares, subject to the same terms and conditions as the long-term incentive awards previously granted in 2019 to Mr. Powell and other EIX and SCE executives.

Item 7.01    Regulation FD Disclosure

On August 23, 2019, SCE issued the press release attached as Exhibit 99.1 to this report announcing the election of Mr. Powell and two Senior Vice Presidents of SCE.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release
104	The cover page of this report formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: August 23, 2019